SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        February 25, 2000
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                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


               Connecticut                                    06-1514263
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


5 Bissell Street, Lakeville, Connecticut                        06039-1868
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(Address of principal executive offices)                           (zip code)


Registrant's telephone number, including area code:   (860) 435-9801
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Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.           Other Matters.

                  Salisbury Bancorp, Inc., the parent company of Salisbury Bank and Trust Company, announced earnings for the fourth quarter of 1999 and for year ended December 31, 1999.

                  The Board of Directors of Salisbury Bancorp, Inc. also declared a $.13 per share first quarter cash dividend at their February 25, 2000 Board meeting.

                  The quarterly cash dividend will be paid on April 28, 2000 to shareholders of record as of March 31, 2000.


 Item 7.          Financial  Statements,  Pro Forma Financial Information and
                  Exhibits.

                  c.       Exhibits.

                  99.      Press release dated February 28, 2000

                  Exhibit Index                                            Page

                  99.      Press release dated February 28, 2000             3

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 1, 2000                             SALISBURY BANCORP, INC.


                                                 By: /s/ John F. Perotti
                                                    -----------------------
                                                    John F. Perotti, President
                                                    and Chief Executive Officer

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